UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: June 27, 2014
(Date of earliest event reported)

BETA MUSIC GROUP, INC.
(Exact name of Company as specified in its charter)

Florida	333-113296	26-0582871
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7100 BISCAYNE BOULEVARD
MIAMI, FL 33138
(Address of principal executive offices) (Zip Code)

(212) 249-4900
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

This Current report on Form 8-K contains forward-looking statements which include, but are not limited to, statements concerning expectations as to our revenues, expenses, and net income, our growth strategies and plans, the status of evolving technologies and their growth potential, the adoption of future industry standards, expectations as to our financing and liquidity requirements and arrangements, the need for additional capital, and other matters that are not historical facts. These forward-looking statements are based on our current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by it. Words such as “anticipates”, “appears”, “expects”, “intends”, “plans”, “believes, “seeks”, “estimates”, “may”, “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those results expressed in any forward-looking statements, as a result of various factors. Readers are cautioned not to place undue reliance on forward-looking statements, which are based only upon information available as of the date of this report. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

On June 27, 2014, (the “Closing Date”) Beta Music Group, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) providing for the acquisition by the Company of all of the outstanding capital stock of Viewpon Holdings, Inc.  a company formed under the laws of Delaware (“Viewpon”), from the shareholders of Viewpon (the “Viewpon Shareholders”) in exchange for the issuance of up to 1,900,000 shares common stock of the Company payable upon closing.  Closing was subject to obtaining the consent from shareholders owning no less than 90% of Viewpon’s issued and outstanding shares of common stock.  As of the date of this report, shareholders representing the holders of  97% of  the outstanding common stock have consented to the agreement.  Those shares otherwise issuable to the Viewpon shareholders will be held in escrow subject to acceptance by the non-consenting shareholders should these shareholders at a later date determine to convert their equity interest in Viewpon to Beta common stock.

The Exchange Agreement contains usual and customary representations and warranties that the parties to the Exchange Agreement made as of the Closing Date. The representations and warranties contained in the Exchange Agreement were a material inducement for the parties to enter into this Agreement.

The Company and Viewpon have additionally made customary covenants in the Exchange Agreement, including, among others, covenants to take commercially reasonable actions necessary to (i) comply with all legal requirements imposed on either party in connection with the consummation of the transactions contemplated by the Exchange Agreement, (ii) cooperate with and furnish information to any party necessary in connection with any such requirements imposed in connection with the consummation of the transactions contemplated by the Exchange Agreement and (iii) obtain or make any consent, approval, order or authorization, or any registration, declaration or filing with any person in connection with the transactions contemplated by the Exchange Agreement. In addition, Viewpon made certain covenants to (a) conduct its business in the ordinary course consistent with past practice at the date of Exchange Agreement, (b) to indemnify the Company for breaches of representations and warranties regarding Viewpon and the Viewpon Shareholders as well as covenants made by Viewpon and the Viewpon Shareholders, subject to the limitations and other terms and conditions set forth in the Exchange Agreement.

The foregoing represents a summary of the terms and conditions of the Share Exchange Agreement.  You are urged to read the Agreement in its entirety which is attached hereto and marked Exhibit 10.1.

The Business of Viewpon:

Viewpon has developed a digital media platform.  The digital media platform enables us to develop and design digital and interactive videos, applications, social media products, new media and internet television and social networks for sports, health, fitness and entertainment enthusiasts.  In addition, we will sell digital coupons and digital media videos which Usave acquired from Viewpon. We currently have the exclusive license to use Viewpon’s digital media platform.  However, with the acquisition of Viewpon, we believe that we will be better able to optimize the digital media platform. Viewpon’s Platform can provide the Company with a multimarket revenue strategy that incorporates digital media videos, mobile applications, social media and internet television to engage consumers to purchase products and services for small businesses.  We will offer digital media videos as a cost effective method for small businesses to connect to their clients in an efficient way to by placing the interests of their consumers first.  The Platform will include mobile apps, interactive videos, online websites, mobile marketing and social media.  Our strategy to drive revenues is by producing digital videos for small and large businesses across various sectors including retail, health, wellness, consulting and other specific communities.  Digital media videos will serve small business sectors including boutiques and salons, restaurants, doctors, dentists, accountants, hotels, travel services as well as auto mechanics, plumbers and many more small businesses. Small businesses and large businesses will use our digital media platform to create interactive advertising videos so engage with current and potential consumers at the critical moment when they are deciding where to spend their money.  Our business revolves around three key constituencies: producing digital media advertising, contributors who submit digital streaming reviews of the small businesses products and services and consumers who watch digital reviews of the local businesses that they describe.  We will invest in these small business communities to build customer loyalty and increase brand awareness by delivering digital videos of interest and enhanced interactive content of small business products and services that enrich and improve their client’s lifestyle.

Item 3.02   Unregistered Sales of Equity Securities.

As described in Item 1.01 of this report, on January 27, 2014, the Company authorized the issuance of 97% of the 1,900,000 shares of its common stock to the Viewpon Shareholders in connection with the Exchange Agreement.  The Company has reserved 3% of the1,900,000 shares for future issuance.

The issuance of the shares of Common Stock were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. The issuance of securities did not involve a “public offering” based upon the following factors: (i) the issuance of the securities to the Viewpon Shareholders was a private transaction; (ii) a limited number of securities were issued to the Viewpon shareholders, (iii) there was no public solicitation; (iv) the Viewpon shareholders were advised on transferability of the securities issued; and (v) the Shareholders were given the opportunity to ask questions of management.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.    Description of Exhibit

10.1	Share Exchange Agreement by and among the Company, Viewpon and certain shareholders of Viewpon dated June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           June 27, 2014                                                                                    BETA MUSIC GROUP, INC.

By:           /s/ Jim Ennis
Jim Ennis
Chief Executive Officer